SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2017

AIM EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55358	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 S Green Valley Pkwy, Suite 300 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 246-7378

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [X]

Item 1.01 Entry into a Material Definitive Agreement

Equity Line

On September 11, 2017, AIM Exploration, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “L2 Purchase Agreement”) with L2 Capital, LLC (”L2 Capital”), a Kansas limited liability company. Under the L2 Purchase Agreement, the Company may from time to time, in its discretion, sell shares of its common stock to L2 Capital for aggregate gross proceeds of up to $5,000,000. Unless terminated earlier, L2 Capital’s purchase commitment will automatically terminate on the earlier of the date on which L2 Capital shall have purchased Company shares pursuant to the Purchase Agreement for an aggregate purchase price of $5,000,000, or September 11, 2020. The Company has no obligation to sell any shares under the L2 Purchase Agreement.

As provided in the L2 Purchase Agreement, the Company may require L2 Capital to purchase shares of common stock from time to time by delivering a put notice to L2 Capital specifying the total number of shares to be purchased (such number of shares multiplied by the purchase price described below, the “Investment Amount”); provided there must be a minimum of ten trading days between delivery of each put notice. The Company may determine the Investment Amount, provided that such amount may not be more than the average daily trading volume in dollar amount for the Company’s common stock during the 10 trading days preceding the date on which the Company delivers the applicable put notice. Additionally, such amount may not be lower than $25,000 or higher than $250,000. L2 Capital will have no obligation to purchase shares under the L2 Purchase Agreement to the extent that such purchase would cause L2 Capital to own more than 9.99% of the Company’s common stock.

For each share of the Company’s common stock purchased under the L2 Purchase Agreement, L2 Capital will pay a purchase price equal to 75% of the Market Price, which is defined as the lowest trading price on the OTC Pink, as reported by Bloomberg Finance L.P., during the five consecutive Trading Days immediately preceding the date on which L2 Capital receives the Put Shares as DWAC Shares in its brokerage account.

The L2 Purchase Agreement contains covenants, representations and warranties of the Company and L2 Capital that are typical for transactions of this type. In addition, the Company and L2 Capital have granted each other customary indemnification rights in connection with the L2 Purchase Agreement. The L2 Purchase Agreement may be terminated by the Company at any time.

In connection with the L2 Purchase Agreement, the Company also entered into Registration Rights Agreement with L2 Capital requiring the Company to prepare and file, by October 15, 2017, a registration statement registering the resale by L2 Capital of shares to be issued under the L2 Purchase Agreement, to use commercially reasonable efforts to cause such registration statement to become effective, and to keep such registration statement effective until (i) the date as of which L2 Capital may sell all of the securities under the L2 Purchase Agreement without restriction pursuant to Rule 144 and (ii) the date on which L2 Capital shall have sold all the securities and no available amount remains under the L2 Purchase Agreement.

Also in connection with the L2 Purchase Agreement, the Company has issued to L2 Capital an 8% promissory note (the “Commitment Note”) in the principal amount of $150,000 in consideration of L2 Capital’s contractual commitment to the L2 Purchase Agreement. The Commitment Note matures twelve months after the Issue Date. All or part of the Commitment Note is convertible into the common stock of the Company upon the occurrence of any of the Events of Default at a Variable Conversion Price that equals to 60% of the lowest Trading Price for the common stock during a thirty-day Trading Day period ending, at L2 Capital’s discretion, immediately prior to the Conversion Date or the Conversion Date.

The foregoing description of the terms of the L2 Purchase Agreement and corresponding Registration Rights Agreement and Commitment Note does not purport to be complete and is subject to and qualified in its entirety by reference to the agreements themselves, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this report, and the terms of which are incorporated herein by reference.

2

Promissory Note

On September 11, 2017, the Company entered into a Securities Purchase Agreement (“SPA”) and issued a promissory note (the “L2 Note”) in the face amount of $222,222 to L2 Capital. The L2 Note provides for interest at the rate of 8% percent per annum, with the understanding that that the initial 6 months of interest for each tranche funded shall be guaranteed. The L2 Note has an original issue discount of $22,222. L2 Capital funded $35,000 of the L2 Note in the initial tranche and $25,000 of the L2 Note in the second tranche.. Additional tranches may be made by L2 Capital in its sole discretion. The maturity date for each tranche is 6 months from the date of payment.

All or part of the L2 Note is convertible into the common stock of the Company upon the occurrence of any of the Events of Default at a Variable Conversion Price that equals to 60% of the lowest Trading Price for the common stock during a thirty-day Trading Day period ending, at L2 Capital’s discretion, immediately prior to the Conversion Date or the Conversion Date.

The foregoing description of the SPA and L2 Note is qualified in its entirety by reference to such SPA and L2 Note, which are filed hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

In connection with the issuance of the L2 Note, the Company also issued to L2 Capital a warrant to purchase up to 9,258,535 shares of Common Stock (the “Warrant Shares”) pursuant to the common stock purchase warrant (the “Common Stock Purchase Warrant”) executed by the Company. The Warrant Shares shall be exercisable at a price of 120% multiplied by the closing bid price of the Common Stock on the Trading Date immediately preceding the initial tranche, subject to adjustments and exercisable from the Issue Date until the five-year anniversary.

The foregoing description of the Common Stock Purchase Warrant is qualified in its entirety by reference to such Common Stock Purchase Warrant, which is filed hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Items 1.01 is incorporated into this Item 3.02 by reference.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the Holder is an accredited investor, the Holder acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant
10.1	L2 Purchase Agreement
10.2	Registration Rights Agreement
10.3	Commitment Note
10.4	SPA
10.5	L2 Note

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM EXPLORATION INC.

/s/ James Robert Todhunter

James Robert Todhunter
Chief Executive Officer

Date: September 26, 2017

4